Exhibit 99.12

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
MARCH, 2001



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          5.5149%



        Excess Protection Level
          3 Month Average  7.30%
          March, 2001  8.00%
          February, 2001  7.69%
          January, 2001  6.21%


        Cash Yield                                  20.69%


        Investor Charge Offs                        4.83%


        Base Rate                                   7.85%


        Over 30 Day Delinquency                     4.90%


        Seller's Interest                           7.37%


        Total Payment Rate                          14.60%


        Total Principal Balance                     $ 56,622,749,044.91


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 4,172,058,483.42